SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

AT ROAD, INC.
(Exact name of registrant as specified in its charter)

000-31511
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	94-3209170 (I.R.S. Employer Identification No.)

47200 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, with zip code)

510-668-1638
(Registrant’s telephone number, including area code)

FILING NOTE:
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

FILING NOTE:

This Form 8-K/A and the related Exhibit 99.1 Press Release is filed to correct typographical and rounding errors in the Press Release as previously filed.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release of At Road, Inc. dated July 24, 2003.

Item 9.          Regulation FD Disclosure.

     The information that is set forth in the Registrant’s Press Release dated July 24, 2003, is incorporated herein by reference. Additionally, At Road, Inc. (the “Company”) is furnishing the information required by Item 12 of Form 8-K under this Item 9.

     On July 24, 2003, the Company announced its financial results for the fiscal quarter ended June 30, 2003. The income statement that accompanied the press release contained typographical errors that reversed, for the three and six months ended June 30, 2002, research and development expense and sales and marketing expense and it contained certain other rounding errors. A copy of the Company’s press release with corrected financial statements is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT ROAD, INC.

Date: July 28, 2003	By:	/s/ Thomas C. Hoster

Thomas C. Hoster Chief Financial Officer

AT ROAD, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of At Road, Inc. dated July 24, 2003.